Rule 497(e)

File Nos. 333-72042 & 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042    HV-3574 - PremierSolutions Standard

333-72042    HV-5244 - PremierSolutions Standard (Series II)

333-72042    HV-5795 - PremierSolutions Standard (Series A)

333-72042    HV-6775 - PremierSolutions Cornerstone (Series II)

333-72042    HV-6779 - PremierSolutions Standard (Series A-II)

333-151805  HV-6776 - Premier Innovations

333-151805  HV-6777 - Hartford 403(b) Cornerstone Innovations

333-151805  HV-6778 - Premier Innovations (Series II)

Supplement dated September 1, 2021 to your Prospectus

1.    FUND NAME CHANGE

On the effective dates stated below, the following name changes will be made to your Prospectus:

Effective Date	Current Name	New Name
October 29, 2021	Nuveen NWQ International Value Fund	Nuveen International Value Fund
November 30, 2021	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Dividend Growth Fund

As a result of these changes, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

2.    SUB-ADVISER CHANGE

On December 31, 2021, the following sub-adviser changes will be made to your Prospectus:

Fund Name	Current Sub-Adviser	New Sub-Adviser
Nuveen NWQ International Value Fund	NWQ Investment Management Company, LLC	Nuveen Asset Management, LLC
Nuveen Santa Barbara Dividend Growth Fund	Santa Barbara Asset Management, LLC	Nuveen Asset Management, LLC

As a result of these changes, all references to the Current Sub-Advisers in your Prospectus are deleted and replaced with the New Sub-Advisers.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.